Exhibit 99.1

NOVABAY PHARMACEUTICALS CLOSES $15.0 MILLION PRIVATE PLACEMENT

Private Placement allows Company to close on DERMAdoctor acquisition this week

EMERYVILLE, Calif. (November 3, 2021) – NovaBay® Pharmaceuticals, Inc. (NYSE American: NBY) (“NovaBay” or the “Company”) announces the closing of a previously announced private placement for gross proceeds of $15.0 million and also announces it expects to complete the acquisition of DERMAdoctor, LLC on November 5, 2021.

“Just over a month ago we announced plans to acquire DERMAdoctor, a profitable private company with a successful track record of launching popular over-the-counter dermatological products. Today I am pleased to announce that we have closed the financing that will allow us to complete this transaction,” said Justin Hall, NovaBay CEO.

“After finalizing the DERMAdoctor acquisition later this week, we will immediately begin executing on our strategic plan to launch new products. Our diversification into the skincare market will be transformational for us, as we combine DERMAdoctor’s expertise, revenue, and product pipeline with ours,” he added. “Stay tuned as I plan to provide more details on our expanded company in a letter to shareholders in the coming weeks.”

About NovaBay Pharmaceuticals, Inc.:

NovaBay Pharmaceuticals, Inc. is a pharmaceutical company focusing on high-quality, differentiated, anti-infective consumer products: Avenova®, the premier antimicrobial lid and lash spray, CelleRx® Clinical Reset, a breakthrough product in the beauty category, and NeutroPhase® Skin and Wound Cleanser for wound healing. NovaBay’s products are formulated with its patented, pure, stable, pharmaceutical grade hypochlorous acid that replicates the antimicrobial chemicals used by white blood cells to fight infection. NovaBay’s hypochlorous acid products do not cause stinging or irritation, are nontoxic and non-sensitizing, making them completely safe for regular use. Avenova is the only commercial hypochlorous acid lid and lash spray product clinically proven to reduce bacterial load on ocular skin surfaces, thus effectively addressing the underlying cause of bacterial dry eye.

Forward-Looking Statements

This press release contains forwardlooking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements about the commercial progress and future financial performance of NovaBay, the private placement of Series B Preferred Stock and the Warrants (“Private Placement”), as well as the transaction to acquire DERMAdoctor (the “Transaction”). This release contains forward-looking statements that are based upon management’s current expectations, assumptions, estimates, projections and beliefs. These statements include, but are not limited to, statements regarding our current product offerings and marketing efforts, the financial and business impact and effect of the proposed Transaction, the expected completion of and impact of the Private Placement, our partnerships, and any future revenue that may result from selling our products, as well as generally NovaBay’s expected future financial results. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in or implied by these forward-looking statements. Other risks relating to NovaBay’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this press release, are detailed in NovaBay’s latest Form 10-Q, Form 10-K and/or 8-K filings with the Securities and Exchange Commission, especially under the heading “Risk Factors.” The forward-looking statements in this release speak only as of this date, and NovaBay disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

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Avenova Purchasing Information
For NovaBay Avenova purchasing information:
Please call 800-890-0329 or email sales@avenova.com
www.Avenova.com

CelleRx Clinical Reset Purchasing Information
For NovaBay CelleRx Clinical Reset purchasing information
Please call 877-CELLERX
www.CelleRx.com

NovaBay Contact

Justin Hall

President and Chief Executive Officer

510-899-8800

jhall@novabay.com

Investor Contact

LHA Investor Relations

Jody Cain

310-691-7100
jcain@lhai.com